[COHOES BANCORP, INC. LETTERHEAD]





                                  May 14, 1999








Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of Cohoes Bancorp, Inc.(the "Company"), we cordially invite you to attend a Special Meeting of Stockholders of the Company. The meeting will be held at 2:00 p.m., Eastern time, on July 2, 1999 at The Century House, located at 997 New Loudon Road, Route 9, Latham, New York.

         An important aspect of the meeting process is the stockholder vote on corporate business items. We urge you to exercise your rights as a stockholder to vote and participate in this process. Stockholders are being asked to consider and vote upon the proposals to ratify the adoption of the 1999 Stock Option and Incentive Plan and the 1999 Recognition and Retention Plan. The Board of Directors has carefully considered both of these proposals and believes that their approval will enhance the ability of the Company to recruit and retain quality directors and management. Accordingly, your Board of Directors unanimously recommends that you vote "For" both of the proposals.

         We encourage you to attend the meeting in person. Whether or not you plan to attend, please read the enclosed Proxy Statement and then complete, sign and date the enclosed proxy card and return it in the accompanying postage prepaid return envelope as promptly as possible. This will save the Company additional expense in soliciting proxies and will ensure that your shares are represented at the meeting.

                                         Sincerely,


                                         /s/ Harry L. Robinson


                                         Harry L. Robinson
                                         President and Chief Executive Officer

                              COHOES BANCORP, INC.
                                75 Remsen Street
                             Cohoes, New York, 12047
                                 (518) 233-6500



                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                           To be held on July 2, 1999

         Notice is hereby given that a Special Meeting of Stockholders (the "Special Meeting") of Cohoes Bancorp, Inc. (the "Company") will be held at The Century House, located at 997 New Loudon Road, Route 9, Latham, New York, on July 2, 1999 at 2:00 p.m., Eastern time.

         A Proxy Card and Proxy Statement for the Meeting are enclosed.

         The Meeting is for the purpose of considering and acting upon:

          1. The ratification of the adoption of the Company's 1999 Stock Option and Incentive Plan;

          2.   The   ratification   of  the  adoption  of  the  Company's   1999
               Recognition and Retention Plan; and

such other business as may properly come before the Special Meeting or any adjournment thereof. The Board of Directors is not aware of any such other business.

         Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Stockholders of record at the close of business on May 4, 1999 are the stockholders entitled to vote at the Meeting and any adjournments thereof. A list of stockholders entitled to vote at the Special Meeting will be available for inspection at 75 Remsen Street, Cohoes, New York, for a period of ten days prior to the Special Meeting and will also be available at the Special Meeting.

         You are requested to complete and sign the enclosed form of Proxy which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The Proxy will not be used if you attend and vote at the Meeting in person.


                                      BY ORDER OF THE BOARD OF DIRECTORS



                                      /s/ Richard A. Ahl


                                      Richard A. Ahl, Executive Vice President,
                                      Chief Financial Officer and Secretary

Cohoes, New York
May 14, 1999

--------------------------------------------------------------------------------
YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF THE ADOPTION OF THE COMPANY'S 1999 STOCK OPTION AND INCENTIVE PLAN AND FOR THE COMPANY'S 1999 RECOGNITION AND RETENTION PLAN BY COMPLETING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE AS SOON AS POSSIBLE. YOUR VOTE IS VERY IMPORTANT.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                              COHOES BANCORP, INC.

                                75 Remsen Street
                             Cohoes, New York, 12047


           SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 2, 1999

                               PURPOSE OF MEETING


         This Proxy Statement is being furnished to you in connection with the solicitation on behalf of the Board of Directors of Cohoes Bancorp, Inc. (the "Company") of the proxies to be voted at the Special Meeting of Stockholders (the "Special Meeting") of the Company to be held at The Century House, located at 997 New Loudon Road, Route 9, Latham, New York, 12047, on July 2, 1999 at 2:00 p.m., Eastern time, and at any adjournments thereof. The accompanying
Notice of Meeting and this Proxy Statement are first being mailed to stockholders on or about May 14, 1999. Certain information provided herein relates to Cohoes Savings Bank (the "Bank"), a wholly owned subsidiary and predecessor of the Company. The Special Meeting is being held for the purpose of considering and ratifying the adoption of the Company's 1999 Stock Option and Incentive Plan (the "Stock Option Plan") and the Company's 1999 Recognition and Retention Plan (the "RRP").

Vote Required and Proxy Information

         All shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the proposals set forth in this Proxy Statement. The Company does not know of any matters, other than those described in the Notice of Special Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment.

         Proposals to ratify the adoption of the Stock Option Plan and the RRP require the affirmative vote of a majority of shares entitled to vote at the Meeting. Proxies marked to abstain with respect to any proposal have the same effect as votes against the proposal. Broker non-votes have no effect on the vote. One-third of the shares of the Common Stock, present in person or represented by proxy, shall constitute a quorum for purposes of the Meeting. Abstentions and broker non-votes are counted for purposes of determining a quorum.

         A proxy given pursuant to the solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Corporate Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Corporate Secretary of the Company at or before the Meeting, or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Richard A. Ahl, Corporate Secretary, Cohoes Bancorp, Inc., 75 Remsen Street, Cohoes, New York 12047.

Voting Securities and Certain Holders Thereof

         Stockholders of record as of the close of business on May 4, 1999 will be entitled to one vote for each share of Common Stock then held. As of that date, the Company had 9,535,225 shares of Common Stock issued and outstanding. The following table sets forth information regarding share ownership of (i) those persons or entities known by management to beneficially own more than five percent of the Common Stock ("Five Percent Beneficial Owners"), (ii) each member of the Company's Board of Directors, (iii) each officer of the Company and the Bank who made in excess of $100,000 (salary and bonus) (the "Named Officers") during the 1998 fiscal year ("fiscal 1998") who is not also a director; and (iv) all directors and executive officers of the Company and the Bank as a group.

                                              Shares Beneficially Owned  Percent
                      Beneficial Owner              at May 4, 1999      of Class
--------------------------------------------------------------------------------
Five Percent Beneficial Owners
Cohoes Savings Bank Employee Stock Ownership Plan       762,818            8.0%
75 Remsen Street
Cohoes, New York  12047

Directors and Named Officers (1)

Harry L. Robinson, Director, President
 and Chief Executive Officer                             54,989            0.58

Duncan S. Mac Affer, Director                            12,839            0.13

Arthur E. Bowen, Director                                19,500            0.20

Walter H. Speidel, Director                              21,500            0.23

R. Douglas Paton, Director                               16,881            0.18

J. Timothy O'Hearn, Director                             21,153            0.22

Chester C. DeLaMater, Director                           26,000            0.27

Peter G. Casabonne, Director                              6,000            0.06

Michael L. Crotty, Director                               6,369            0.07

Donald A. Wilson, Director                                7,500            0.08

Frederick G. Field, Jr., Director                         7,275            0.08

Richard A. Ahl, Executive Vice President,                50,689            0.53
  Chief Financial Officer and Secretary

All Directors and Executive Officers
 as a Group (13 persons)                                261,231            2.74
-------------------
(1) Amounts include shares held directly, as well as shares allocated to such individual's account under the ESOP, shares held jointly with family members, shares held in retirement accounts or shares held in a fiduciary capacity or by certain family members, with respect to which shares the individual may be deemed to have sole voting/investment power.

Director Compensation

         The Company does not compensate the directors for serving on the Board of the Company. Directors of the Bank are paid a monthly fee of $2,625 for serving on the Board of Directors. In addition, directors receive $500 per committee meeting attended.

         For information regarding option and restricted stock awards to be granted to directors pursuant to the Stock Option Plan and the RRP, subject to stockholder approval of such plans, see "Proposal I - Ratification of the 1999 Stock Option and Incentive Plan" and "Proposal II - Ratification of the 1999 Recognition and Retention Plan."

Executive Compensation

         The following table sets forth information concerning the compensation paid to the Bank's Chief Executive Officer and the Bank's only other executive officer whose salary and bonus for fiscal 1998 exceeded $100,000.


                                                   Summary Compensation Table
--------------------------------------------------------------------------------------------------------------------------------
                                                                                     Long Term Compensation
                                                  Annual Compensation (1)                    Awards
--------------------------------------------------------------------------------------------------------------------------------
                                                                    Other Annual    Restricted Stock   Options      All Other
     Name and Principal Position   Year    Salary($)   Bonus($)    Compensation($)     Award ($)         (#)     Compensation($)
--------------------------------------------------------------------------------------------------------------------------------

Harry L. Robinson, President and   1998   $295,072(2) $59,063(2)        $---              (3)            (4)        $17,243(5)
Chief Executive Officer

Richard A. Ahl, Executive Vice     1998    146,224(2)  31,250(2)         ---              (3)            (4)         4,212(5)
President, Chief Financial Officer
and Secretary
--------------------------------------------------------------------------------------------------------------------------------

(1) In accordance with the revised rules on executive compensation disclosure adopted by the Securities and Exchange Commission ("SEC"), summary compensation information is excluded for the fiscal years ended June 30, 1997 and 1996.

(2)  $27,323  and  $21,220  was  deferred  under  the  Bank's   deferred  salary
     arrangement for Mr. Robinson and Mr. Ahl, respectively. Both Mr. Robinson and Mr. Ahl elected to have their entire bonuses deferred.

(3) Pursuant to the proposed RRP, the Company intends to grant to Messrs. Robinson and Ahl 90,000 and 45,000 shares of restricted stock, respectively. For additional information regarding the terms of this award, see "Proposal II - Ratification of the 1999 Recognition and Retention Plan".

(4) Pursuant to the proposed Stock Option Plan, the Company intends to grant to Messrs. Robinson and Ahl options to purchase 225,000 and 112,500 shares, respectively, at an exercise price equal to the market value per share of Common Stock on the date of grant. For additional information regarding the terms of the award, se "Proposal I - Ratification of the 1999 Stock Option and Incentive Plan".


(5) Includes 401(k) Savings and Profit-Sharing Plan contributions of $6,043 and $11,200, respectively, for Mr. Robinson and $2,849 and $1,363 respectively, for Mr. Ahl.

Employment Agreements

     Upon the Conversion, the Bank entered into employment agreements with Harry
L. Robinson, Richard A. Ahl and Albert J. Picchi of the Bank (individually, the "Executive") and the Company entered into employment agreements with Harry L. Robinson and Richard A. Ahl. The employment agreements are intended to ensure that the Bank and the Company will be able to maintain a stable and competent management base after the Conversion. The continued success of the Bank and the Company depends to a significant degree on the skills and competence of the above referenced officers.

     The employment agreements provide for either three-year or two-year terms for each Executive. The terms of the employment agreements shall be extended on a daily basis at the Company and annually at the Bank, subject to an annual prior performance review by the Board of Directors, unless written notice of non-renewal is given by the Board of Directors. The employment agreements provide that the executive's base salary will be reviewed annually. The base salary which will be effective for such Employment Agreement for Harry L. Robinson and Richard A. Ahl will be $400,000 and $200,000, respectively. In addition to the base salary, the employment agreements provide for, among other things, participation in stock benefits plans and other fringe benefits applicable to executive personnel. The agreements provide for termination by the Bank or the Company for cause, as defined in the employment agreements, at any time. In the event the Bank or the Company chooses to terminate the executive's employment for reasons other than for cause, or in the event of the executive's resignation from the Bank and the Company upon; (i) failure to re-elect the executive to his current offices; (ii) a material change in the executive's functions, duties or responsibilities; (iii) a reduction in the benefits and perquisites being provided to the executive under the Employment Agreement; (iv) liquidation or dissolution of the Bank or the Company ; or (v) a breach of the agreement by the Bank or the Company , the executive or, in the event of death, his beneficiary would be entitled to receive an amount equal to the remaining base salary payments due to the executive for the remaining term of the Employment Agreement and the contributions that would have been made on the executive's behalf to any employee benefit plans of the Bank and the Company during the remaining term of the agreement. The Bank and the Company would also continue to pay for the executive's life, health, dental and disability coverage for the remaining term of the Agreement. Upon any termination of the executive, other than following a change in control, the executive is subject to a one year non-competition agreement.

     Under the employment agreements, if voluntary or involuntary termination follows a change in control of the Bank or the Company , the executive or, in the event of the executive's death, his beneficiary, would be entitled to the payment of base salary, plan contributions and other forms of compensation to which the executive is entitled for the remaining term of the Employment Agreement, plus a severance payment equal to the greater of: (i) the payments due for the remaining term of the agreement; or (ii) three times the average of the five preceding taxable years' annual compensation. The Bank and the Company would also continue the executive's life, health, and disability coverage for thirty-six months in the case of Messrs. Robinson and Ahl and twenty-four months in the case of Mr. Picchi. Under the employment agreements, a voluntary termination  following  a change  in  control  means the  executive's  voluntary resignation following any demotion, loss of title, office authority or responsibility, a reduction in compensation or benefits or relocation. Notwithstanding that both the Bank and Company employment agreements provide for a severance payment in the event of a change in control, the executive would only be entitled to receive a severance payment under one agreement.

     Payments to the executive under the Bank's Employment Agreement will be guaranteed by the Company in the event that payments or benefits are not paid by the Bank. Payment under the Company 's Employment Agreement would be made by the Company . The Company 's Employment Agreement also provides that the Company will compensate the executive for excise taxes imposed on any "excess parachute payments," as defined under section 280G of the Code, made thereunder, and any additional income and excise taxes imposed as a result of such compensation. All reasonable costs and legal fees paid or incurred by the executive pursuant to any dispute or question of interpretation relating to the employment agreements shall be paid by the Bank or Company , respectively, if the executive is successful on the merits pursuant to a legal judgment, arbitration or settlement. The employment agreements also provide that the Bank and the Company shall indemnify the executive to the fullest extent allowable under New York and Delaware law, respectively. Assuming a change in control of the Bank or the Company occurred effective June 30, 1998, the total amount of payments due under the Agreements, based solely on cash compensation paid to the officers who will receive employment agreements over the past five fiscal years and excluding any benefits under any employee benefit plan which may be payable, would be approximately $3.0 million.

Change in Control Agreements

     Upon Conversion, the Bank entered into one-year Change in Control agreements with Officers Kathleen Kelleher, Tammy L. Kimble, Johanna O. Robbins, Lisa A. Malone and John G. Sturn of the Bank, none of whom will be covered by employment contracts. Commencing on the first anniversary date and continuing on each anniversary thereafter, the Bank Change in Control agreements may be renewed by the Board of Directors of the Bank for an additional year. The Bank's Change in Control agreements provide that in the event voluntary or involuntary termination follows a change in control of the Company or the Bank, the officer would be entitled to receive a severance payment equal to the officer's current annual compensation. The Bank would also continue to pay for the officer's life, health and disability coverage for twelve months following termination. Under the Change in Control agreements, a voluntary termination following a change in control means the executive's voluntary resignation following any demotion, loss of title, office authority or responsibility, a reduction in compensation or benefits or relocation. In the event of a change in control of the Company or the Bank, the total payments that would be due under the Change in Control agreements, based solely on the current annual compensation paid to the officers covered by the Change in Control agreements and excluding any benefits under any employee benefit plan which may be payable, would be approximately $336,000.

Employee Severance Compensation Plan

     Upon Conversion, the Bank's Board of Directors established the Employee Severance Compensation Plan (the "Severance Plan") which will provide eligible employees selected by the Board of Directors with severance pay benefits in the event of a change in control of the Bank or the Company following Conversion. Management personnel with employment agreements or Change in Control agreements are not eligible to participate in the severance plan. Generally, employees are eligible to participate in the severance plan if they have completed at least one year of service with the Bank. The Severance Plan vests in each participant a contractual right to the benefits such participant is entitled to thereunder. Under the severance plan, in the event of a change in control of the Bank or the Company , eligible employees who are terminated from or terminate their employment within one year (for reasons specified under the severance plan), will be entitled to receive a severance payment. If the participant, whose employment has terminated, has completed at least one year of service, the participant will be entitled to a cash severance payment equal to two weeks of annual compensation for each year of service up to a maximum of six months of annual compensation. Such payments may tend to discourage takeover attempts by increasing costs to be incurred by the Bank in the event of a takeover. In the event the provisions of the severance plan are triggered, the total amount of payments that would be due thereunder, based solely upon current salary levels, would be approximately $203,000. However, it is management's belief that substantially all of the Bank's employees would be retained in their current positions in the event of a change in control, and that any amount payable under the severance plan would be considerably less than the total amount that could possibly be paid under the severance plan.

Benefit Plans

     General. The Bank currently provides health care benefits to its employees, including medical, dental and life insurance, subject to certain deductibles and copayments by employees.

     401(k) Savings and Profit-Sharing Plan. The Bank has a qualified, tax-exempt savings and profit-sharing plan with a cash or deferred feature qualifying under Section 401(k) of the Code (the "401(k) Plan"). All salaried employees who have attained age 21 and completed one year of employment, during which they worked at least 1,000 hours, are eligible to participate.

     Participants are permitted to make salary reduction contributions to the 401(k) Plan of between 2% to 15% of the participant's annual salary. Each participant's salary reduction contribution is matched by the Bank in an amount equal to 50% of the participant's before-tax contribution up to a maximum contribution by the Bank of 3% of such participant's annual salary for the Plan Year. All participant contributions and earnings are fully and immediately vested. All matching contributions are vested at a rate of 20% per year over a five year period commencing after one year of employment with the Bank. However, in the event of retirement, permanent disability or death, a participant will automatically become 100% vested in the value of all matching contributions and earnings thereon, regardless of the number of years of employment with the Bank.

     Participants may invest amounts contributed to their 401(k) Plan accounts in one or more investment options available under the 401(k) Plan in multiples of 10%. Changes in investment allocations among the funds are permitted on a continuous basis pursuant to procedures established by the Plan Administrator. Each participant receives a quarterly statement which provides information regarding, among other things, the market value of his investments and contributions made to the 401(k) Plan on his behalf. Participants are permitted to borrow against their account balance in the 401(k) Plan. For the year ended June 30, 1998, the Bank's contributions to the 401(k) Savings and Profit-Sharing Plan on behalf of Messrs. Robinson and Ahl were $17,243 and $4,212, respectively.

     Employee Stock Ownership Plan. The Company maintains an Employee Stock Ownership Plan ("ESOP") for the benefit of eligible employees of the Bank. The ESOP is designed to meet the requirements of an employee stock ownership plan as described at Section 4975(e)(7) of the Code and Section 407(d)(6) of ERISA, and, as such, the ESOP is empowered to borrow in order to finance purchases of the Company Common Stock.

     The ESOP was initially funded with a loan from the Company and administered by RSI Retirement Trust. The proceeds from the loan were used by the ESOP to purchase 8% of the Company Common Stock issued in the Conversion, including shares issued to the Foundation. As a qualified employee pension plan under
Section 401(a) of the Code, the ESOP is in the form of a stock bonus plan and provides for contributions, predominantly in the form of either Company Common Stock or cash, which will be used within a reasonable period after the date of contributions primarily to purchase the Company Common Stock. The maximum tax-deductible contribution by the Bank in any year is an amount equal to the maximum amount that may be deducted by the Bank under Section 404 of the Code, subject to reduction based on contributions to other tax-qualified employee plans. Additionally, the Bank will not make contributions if such contributions would cause the Bank to violate its regulatory capital requirements. The assets of the ESOP will be invested primarily in Company Common Stock. The Bank will receive a tax deduction equal to the amount it contributes to the ESOP.

     From time to time the ESOP may purchase additional shares of Company Common Stock for the benefit of plan participants through purchases of outstanding shares in the market, upon the original issuance of additional shares by the Company or upon the sale of shares held in treasury by the Company . Such purchases, which are not currently contemplated, would be subject to then-applicable laws, regulations and market conditions.

     All employees of the Bank are eligible to participate in the ESOP after they attain age 21 and complete one year of service with the Bank. Employees will be credited for years of service to the Bank prior to the adoption of the ESOP for participation and vesting purposes. The Bank's contribution to the ESOP will be allocated among participants on the basis of compensation. Each participant's account will be credited with cash and shares of Company Common Stock based upon compensation earned during the year with respect to which the contribution is made. A participant will become vested in his or her ESOP account at a rate of 20% per year and after completing five years of service a participant will be 100% vested in his or her ESOP account. ESOP participants are entitled to receive distributions from their ESOP accounts only upon termination of service. Distribution will be made in cash and in whole shares of Company Common Stock. Fractional shares will be paid in cash. Participants will not incur a tax liability until a distribution is made. Since the ESOP shares are allocated to eligible employees of the Bank, any unallocated shares will be voted in a manner calculated to most accurately reflect the instructions it has received from participants regarding the allocated shares so long as such vote is in accordance with the provisions of ERISA.

     Participating employees are entitled to instruct the trustee of the ESOP as to how to vote the shares held in their account. ESOP shares that have not yet been allocated to participating employees are voted by the trustee in the same proportion as those shares allocated to and voted by participating employees. The trustee, who has dispositive power over the shares in the Plan, will not be affiliated with the Company or the Bank. The ESOP may be amended by the Board of Directors of the Company , except that no amendment may be made which would reduce the interest of any participant in the ESOP trust fund or divert any of the assets of the ESOP trust fund to purposes other than the benefit of participants or their beneficiaries.

     Benefit Restoration Plan. The Company also maintains a non-qualified deferred compensation plan, known as the Benefit Restoration Plan. The Benefit Restoration Plan provides certain officers and highly compensated executives of the Company and the Bank with supplemental retirement income when such amounts cannot be paid from the tax-qualified 401(k) Plan or ESOP. Participants in the Benefit Restoration Plan receive a benefit equal to the amount they would have received under the 401(k) Plan and the ESOP, but for reductions in such benefits imposed by operation of Sections 401(a)(17), 401(m), 401(k)(3), 402(g) and 415 of the Code. In addition, the Benefit Restoration Plan is intended to make up benefits lost under the ESOP allocation procedures to certain Participants named by the Compensation Committee who retire prior to the complete repayment of the ESOP loan. At the retirement of a Participant, the restored ESOP benefits under the Benefit Restoration Plan are determined by first: (i) projecting the number of shares that would have been allocated to the Participant under the ESOP if they had been employed throughout the period of the ESOP loan (measured from the Participant's first date of ESOP participation); and (ii) first reducing the number determined by (i) above by the number of shares actually allocated to the Participant's account under the ESOP; and second, by multiplying the number of shares that represent the difference between such figures by the average fair market value of the Common Stock over the preceding five years. Benefit Restoration Plan Participant's benefits are payable upon the retirement or other termination of service of the Participant in the form of a lump sum. Payment of a deceased Participant's benefits will be made to his or her designated beneficiary.

     Stock Option and Incentive Plan. The Stock Option Plan was adopted by the Board of Directors, subject to ratification by stockholders at the Meeting. See "Proposal I - Ratification of the 1999 Stock Option Incentive Plan."

     Recognition and Retention Plan. The Recognition and Retention Plan was adopted by the Board of Directors, subject to ratification by stockholders at the Meeting. See "Proposal II - Ratification of the 1999 Recognition and Retention Plan."

Certain Transactions

     The Bank follows a policy of granting loans to the Bank's employees and residential loans and mortgages to officers. The loans to executive officers and directors are made in the ordinary course of business and on the same terms and conditions as those of comparable transactions prevailing at the time, in accordance with the Bank's underwriting guidelines and do not involve more than the normal risk of collectibility or present other unfavorable features. All loans to executive officers cannot exceed $25,000 or 5% of the Bank's capital and unimpaired surplus, whichever is greater, unless a majority of the Board of Directors approves the credit in advance and the individual requesting the credit abstains from voting. Under the Bank's policy the Bank will not make preferred rate loans to executive officers and directors. All loans by the Bank to its directors and executive officers are subject to regulations restricting loans and other transactions with affiliated persons of the Bank. Federal law currently requires that all loans to directors and executive officers be made on terms and conditions comparable to those for similar transactions with non-affiliates. At June 30, 1998 there were no loans outstanding to any director or executive officer of the Bank.

      PROPOSAL I - RATIFICATION OF THE 1999 STOCK OPTION AND INCENTIVE PLAN

General

     Establishment and implementation of the Stock Option Plan is subject to ratification by stockholders. The Stock Option Plan is in compliance with New York State Banking Board and FDIC regulations; however, neither the New York State Banking Board nor FDIC has endorsed or approved the Stock Option Plan and no written or oral representation to the contrary is made hereby.

     The Stock Option Plan has been adopted by the Board of Directors of the Company, subject to ratification by stockholders at the Meeting. Ratification by stockholders of the adoption of the Stock Option Plan will ratify the awards proposed thereunder and as described in "Awards Under the Stock Option Plan" herein, and will ratify the granting of additional awards pursuant to the provisions of the Stock Option Plan. Pursuant to the Stock Option Plan, the Company will reserve for issuance thereunder either from authorized but unissued shares or from issued shares reacquired and held as treasury shares, 953,522 shares of the Common Stock (10% of the shares issued in the Bank's Conversion, including shares issued to the Foundation). Management may, to the extent practicable and feasible, fund the Stock Option Plan from issued shares reacquired by the Company in the open market. To the extent the Company utilizes authorized but unissued Common Stock to fund the Stock Option Plan, the exercise of stock options will have the effect of diluting the holdings of persons who own the Common Stock. Assuming all options under the Stock Option Plan are awarded and exercised through the use of authorized but unissued Common Stock, current stockholders would be diluted by approximately 9.1%. Upon ratification of the Stock Option Plan by stockholders, it is proposed that options to purchase an aggregate of 866,555 shares of Common Stock will be awarded, which will leave available 86,967 shares for future awards.

     The Board of Directors believes that it is appropriate for the Company to adopt a flexible and comprehensive Stock Option Plan which permits the granting of a variety of long-term incentive awards to directors, officers and employees as a means of enhancing and encouraging the recruitment and retention of those individuals on whom the continued success of the Company most depends. However, because the awards are granted only to persons affiliated with the Company, the adoption of the Stock Option Plan could make it more difficult for a third party to acquire control of the Company and therefore could discourage offers for the Company's stock that may be viewed by the Company's stockholders to be in their best interest. In addition, certain provisions included in the Company's
Certificate of Incorporation and Bylaws may discourage potential takeover attempts, particularly those that have not been negotiated directly with the Board of Directors of the Company. Included among these provisions are provisions (i) limiting the voting power of shares held by persons owning 10% or more of the Common Stock, (ii) requiring a supermajority vote of stockholders for approval of certain business combinations, (iii) establishing a staggered Board of Directors, (iv) permitting special meetings of stockholders to be called only by the Board of Directors and (v) authorizing a class of preferred stock with terms to be established by the Board of Directors. These provisions could prevent the sale or merger of the Company even where a majority of the stockholders approve of such transaction.

     Attached as Exhibit A to this Proxy Statement is the complete text of the Stock Option Plan. The principal features of the Stock Option Plan are summarized below.

Principal Features of the Stock Option Plan

     The Stock Option Plan provides for awards in the form of stock options. Each award shall be on such terms and conditions, consistent with the Stock Option Plan and applicable New York State Banking Board and FDIC regulations, as the committee administering the Stock Option Plan may determine. Subject to certain exceptions described herein, awards made under such plan generally vest at a rate of no quicker than one-fifth of the initial award per year, subject to the participant maintaining continuous service with the Company or its subsidiaries from the date of grant.

     Pursuant to New York State Banking Board and FDIC regulations, each non-employee director of the Company and all non-employee directors of the Company as a group, may not be awarded more than 5% and 30% of the total shares subject to the Stock Option Plan, respectively. In addition, no individual may be granted awards with respect to more than 25% of the total shares subject to the Stock Option Plan.

     Shares awarded pursuant to the Stock Option Plan may be either authorized but unissued shares or reacquired shares held by the Company in its treasury. Any shares subject to an award which expires or is terminated unexercised will again be available for issuance under the Stock Option Plan or any other plan of the Company or its subsidiaries. Generally, no award or any right or interest therein is assignable or transferable except under certain limited exceptions set forth in the Stock Option Plan.

     The Stock Option Plan is administered by the Compensation Committee of the Board of Directors of the Company (the "Compensation Committee"), which is comprised of non-employee directors of the Company. The outside directors of the Company serve as members of the Compensation Committee. Pursuant to the terms of the Stock Option Plan, any director, officer or employee of the Company or its affiliates is eligible to participate in the Stock Option Plan. Accordingly, there are approximately 219 persons eligible to participate in the Plan. In granting awards under the Stock Option Plan, the Compensation Committee considers, among other things, position and years of service, value of the participant's services to the Company and the Bank and the added responsibilities of such individuals as employees, directors and officers of a public company.

Stock Options

     Under the terms of the Stock Option Plan, the Compensation Committee may grant either "incentive stock options" as defined under Section 422 of the Code or stock options not intended to qualify as such ("non-qualified stock options").

     In general, stock options will not be exercisable after the expiration of their terms. The term of stock options may not exceed ten years from the date of grant. Unless otherwise determined by the Compensation Committee, in the event a participant ceases to maintain continuous service (as defined in the Stock Option Plan) with the Company or one of its affiliates, for any reason (excluding death, disability and termination for cause), an exercisable stock option will continue to be exercisable for three months thereafter but in no event after the expiration date of the option. Unless otherwise provided by the Compensation Committee, in the event that continuous service terminates as a result of the disability of a participant, all options not then exercisable shall become exercisable in full and remain exercisable for a period of one year from the date of such disability. Unless otherwise provided by the Compensation Committee, in the event of death of a participant, all options not then exercisable shall become exercisable in full. Unless otherwise provided by the Compensation Committee, in the event of the death of a participant during such service or within the three-month period described above following termination of service described above, an exercisable option will continue to be exercisable for one year, to the extent exercisable by the participant upon his death, but in no event later than ten years after grant. Following the death of any participant, the Compensation Committee may, as an alternative means of settlement of an option, elect to pay to the holder thereof an amount of cash equal to the amount by which the market value of the shares covered by the option on the date of exercise exceeds the exercise price. A stock option will automatically terminate and will no longer be exercisable as of the date a participant is notified of termination for cause.

     The exercise price for the purchase of shares subject to a stock option at the date of grant may not be less than 100% of the market value of the shares covered by the option on that date. The exercise price must be paid in full in cash or, if permitted by the Compensation Committee, shares of Common Stock, or a combination of both.

     The Compensation Committee provided for the grant of a non-qualified stock option to purchase 26,005 shares of Common Stock to each director who is not a full-time employee of the Company and each director emeritus, respectively, as of the date of stockholder ratification of the Stock Option Plan. Such options have a term of ten years, are not transferable, and vest at the rate of 20% per year commencing on the one-year anniversary of the date of grant. The exercise price per share of such options shall be equal to the fair market value of the Common Stock on the date of grant.

Effect of Merger and Other Adjustments

     Shares as to which awards may be granted  under the Stock Option Plan,  and shares then subject to awards, will be adjusted appropriately by the Compensation Committee in the event of any merger, consolidation, reorganization, recapitalization (including a return of capital, whether non-taxable or otherwise), combination or exchange of shares, stock dividend, stock split or other change in the corporate structure or Common Stock of the Company.

     In the event of any merger, consolidation or combination of the Company with or into another company or other entity, whereby either the Company is not the continuing entity or its outstanding shares of Common Stock are converted into or exchanged for different securities, cash or property, or any combination thereof, pursuant to a plan or agreement the terms of which are binding upon all stockholders, any participant to whom a stock option has been granted at least six months prior to such event will have the right upon exercise of the option (subject to the terms of the Stock Option Plan and any other limitation or vesting period applicable to such option ) to an amount equal to the excess of fair market value on the date of exercise of the consideration receivable in the merger, consolidation or combination with respect to the shares covered or represented by the stock option over the exercise price of the option multiplied by the number of shares with respect to which the option has been exercised.

Amendment and Termination

     The Board of Directors of the Company may at any time amend, suspend or terminate the Stock Option Plan or any portion thereof, subject to compliance with New York State Banking Board and the FDIC regulations, but may not, without the prior ratification of the stockholders, make any amendment which shall (i) increase the aggregate number of securities which may be issued under the Stock Option Plan (except as specifically set forth under the Stock Option Plan), (ii) materially change the requirements as to eligibility for participation in the Stock Option Plan or (iii) change the class of persons eligible to participate in the Stock Option Plan, provided, however, that no such amendment, suspension or termination shall impair the rights of any participant, without his consent, in any award made pursuant to the Stock Option Plan. Unless previously terminated, the Stock Option Plan shall continue in effect for a term of ten years, after which no further awards may be granted under the Stock Option Plan.

Federal Income Tax Consequences

     Under present federal income tax laws, awards under the Stock Option Plan will have the following consequences:

(1) The grant of an award, by itself, will generally neither result in the recognition of taxable income to the participant nor entitle the Company to a deduction at the time of such grant.

(2) In order to qualify as an Incentive Stock Option, a stock option awarded under the Stock Option Plan must meet the conditions contained in Section 422 of the Code, including the requirement that the shares acquired upon the exercise of the stock option be held for at least one year after the date of exercise and at least two years after the grant of the option. The exercise of an Incentive Stock Option will generally not, by itself, result in the recognition of taxable income to the participant nor entitle the Company to a deduction at the time of such exercise. However, the difference between the exercise price and the fair market value of the option shares on the date of exercise is an item of adjustment which may, in certain situations, trigger the alterative minimum tax. The alternative minimum tax is incurred only when it exceeds the regular income tax. The alternative minimum tax will be payable at the rate of 26% on the first $175,000 of "alternative minimum taxable income" above the exemption amount ($33,750 for a single individual or $45,000 for married individuals filing jointly). This tax applies at a flat rate of 28% on alternative minimum taxable income more than $175,000 above the applicable exemption amounts. If a taxpayer has alternative minimum taxable income in excess of $150,000 (married individuals filing jointly) or $112,500 (single individual), the $45,000 or $33,750 exemptions will be reduced by an amount equal to 25% of the amount by which the alternative minimum taxable income of the taxpayer exceeds $150,000 or $112,500, respectively.

(3) If the shares are held by the participant for at least one year after the Incentive Stock Option is exercised and two years after the Incentive Stock Option was granted, the participant will recognize a long-term capital gain or loss upon disposition of the shares and the Company will not be entitled to a corresponding deduction. The capital gain will be considered long-term if the shares are held for more than 12 months. The amount of such gain or loss will be equal to the difference between the amount realized by the participant upon disposition of the shares and the amount paid by the participant for such shares.


(4) If the shares acquired upon exercise of an Incentive Stock Option are not held for at least one year after transfer of such shares to the participant and two years after the grant of the Incentive Stock Option, the participant generally will recognize ordinary income or loss upon disposition of the shares in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise. In such an event, the Company will generally be entitled to a corresponding deduction, provided the Company meets its federal tax reporting obligations. The participant will also recognize capital gain or loss in an amount of the difference, if any, between the sale price and the fair market value of the shares on the date of exercise of the Incentive Stock Option; such capital gain or loss will be characterized as short- or long-term depending on how long the shares are held after the date of exercise of the Incentive Stock Option. The Company will not be entitled to a corresponding deduction for such capital gain or loss.

(5) The exercise of a Non-Qualified Stock Option will result in the recognition of ordinary income by the participant on the date of exercise in an amount equal to the difference between the exercise price and the fair market value on the date of exercise of the shares acquired pursuant to the stock option. The Company will be allowed a deduction at the time and in the amount of any ordinary income recognized by the participant upon the exercise of a Non-Qualified Stock Option, provided the Company meets its federal tax reporting obligations. Upon sale of the shares acquired upon exercise of a Non- Qualified Stock Option, any appreciation or depreciation in the value of such shares from the time of exercise will result in the recognition of a capital gain or loss by the participant. Such gain or loss will be short- or long-term capital gain or loss depending upon how long the participant held the shares following exercise of the Non-Qualified Stock Option.

(6) The exercise of an SAR will result in the recognition of ordinary income by the participant on the date of exercise in an amount of cash, and/or the fair market value on that date of the shares, acquired pursuant to the exercise. The Company will be entitled to a corresponding deduction provided that it meets its federal tax reporting obligations.

Awards Under the Stock Option Plan

         The following table presents information at May 4, 1999 with respect to the number of awards, all of which are options, which are currently intended to be granted under the Stock Option Plan, subject to stockholder ratification of the Stock Option Plan, to (i) the Named Officers, (ii) all executive officers of the Company and the Bank as a group, (iii) directors who are not executive officers of the Company and the Bank as a group, and (iv) all non-executive officer employees of the Company or the Bank as a group. The closing price on the Nasdaq National Market System was $10.9375 per share on May 4, 1999.


                                       1999 STOCK OPTION AND INCENTIVE PLAN
------------------------------------------------------------------------------------------------------------------
                             Name and Position                              Dollar Value(1)    Number of Shares
------------------------------------------------------------------------------------------------------------------

Harry L. Robinson, President and Chief Executive Officer....................     $ ---               225,000
Richard A. Ahl, Executive Vice President,
   Chief Financial Officer and Secretary ...................................       ---               112,500
Executive Officer Group (3 persons).........................................       ---               393,750
Non-Executive Director Group, including Director Emeriti (11 persons).......       ---               286,055
Non-Executive Officer and Employee Group (27 persons).......................       ---               185,250

(1) Any value realized will be the difference between the exercise price and the market value upon exercise. Since the options have not been granted, there is no current value.

     Subject to the conditions of the Stock Option Plan, the proposed awards described in the preceding table will vest in five equal annual installments with the first installment vesting on the one-year anniversary of the date of grant and the additional installments vesting ratably on each subsequent anniversary of the date of grant. Pursuant to the terms of the Stock Option Plan, all options are required to be granted with an exercise price equal to not less than the fair market value of the shares on the date of grant. To the extent permitted under applicable law, all options granted to officers are intended to be incentive stock options. All awards to directors who are not full time employees of the Company will be non-qualified stock options.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE ADOPTION OF THE 1999 STOCK OPTION AND INCENTIVE PLAN.

      PROPOSAL II - RATIFICATION OF THE 1999 RECOGNITION AND RETENTION PLAN

General

         Establishment and implementation of the RRP is subject to ratification by stockholders. The RRP complies with New York State Banking Board and FDIC regulations, however, neither the New York State Banking Board nor the FDIC has endorsed or approved the RRP and no written or oral representation to the contrary is made hereby.

         The RRP has been adopted by the Board of Directors of the Company, subject to stockholder ratification. The RRP is designed to provide directors, officers and employees with a proprietary interest in the Company in a manner designed to encourage such individuals to remain with the Company and the Bank. Ratification by stockholders of the adoption of the RRP will ratify the awards proposed thereunder as described in "Awards under the RRP" herein, and will ratify the granting of additional restricted stock awards pursuant to the provisions of the RRP. Pursuant to the RRP, 381,409 shares of Common Stock (or 4.0% of the shares sold in the Bank's Conversion), funded from either authorized but unissued shares or issued shares subsequently reacquired and held as treasury shares, will be available for awards. The Board currently intends, to the extent practicable and feasible, to fund the RRP from issued shares reacquired by the Company in the open market. To the extent the Company utilizes authorized but unissued shares to fund the RRP, the interests of current stockholders will be diluted. Assuming all RRP Shares are awarded through the use of authorized but unissued Common Stock, current stockholders would be diluted by approximately 3.85%. Upon ratification of the RRP by stockholders, it is proposed that an aggregate of 347,822 shares of Common Stock will be awarded to directors, officers and employees of the Company and the Bank, which will leave 33,587 shares available for future awards.

         Attached as Exhibit B to this Proxy Statement is the complete text of the form of the RRP. The principal features of the RRP are summarized below.

Principle Features of the RRP

         The RRP provides for the award of shares of Common Stock ("RRP Shares"), at no cost to the recipient, subject to the restrictions described below. Each award under the RRP will be made on such terms and conditions, consistent with the terms of the RRP and applicable New York State Banking Board and FDIC regulations, as the Compensation Committee shall determine.

         The RRP is administered by the Company's Compensation Committee. The Compensation Committee will select the recipients and terms of awards pursuant to the RRP. For information regarding the membership of this Committee, see "Proposal I - Ratification of the 1999 Stock Option and Incentive Plan." In determining to whom and in what amount to grant awards, the Compensation Committee considers the position and responsibilities of eligible individuals, the value of their services to the Company and the Bank and other factors it deems relevant. Pursuant to the terms of the RRP, any director, officer or employee of the Company or its affiliates may be selected by the Compensation Committee to participate in the RRP. As of the date hereof, there are approximately 219 persons eligible to participate in the RRP.

         The RRP provides that RRP Shares used to fund awards under the RRP may be either authorized but unissued shares or reacquired shares held by the Company in its treasury. Any RRP Shares which are forfeited will again be available for issuance under the RRP.

         Holders of RRP Shares may not sell, assign, transfer, pledge, or otherwise encumber any of the RRP Shares during the restricted period. All shares subject to restriction will be voted by the Board of Directors. All dividends declared and paid on RRP Shares still subject to restrictions will be deferred and held for the account of the participant thereof until the earlier of the lapse of the restrictions on such shares or the death or disability of the participant.

         The Compensation Committee provided for an award of restricted stock as of the date of stockholder ratification of the RRP of 10,402 Shares to the each director who is not a full-time employee of the Company ("non-employee director") and each Director Emeritus.

Adjustments Upon Changes in Capitalization

         RRP Shares awarded under the RRP will be adjusted by the Compensation Committee in the event of a reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or other change in corporate structure or the Common Stock of the Company.

Federal Income Tax Consequences

         Holders of Restricted Stock will recognize ordinary income on the earlier of the date that the Restricted Stock is transferable or is no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of the shares on that date. In certain circumstances, a holder may elect to recognize ordinary income and determine such fair market value on the date of the grant of the Restricted Stock. Holders of Restricted Stock will also recognize ordinary income equal to their dividend or dividend equivalent payments when such payments are received. Generally, the amount of income recognized by participants will be a deductible expense for tax purposes for the Company as long as the Company meets its federal tax reporting obligations.

Amendment to the RRP

         The Board of Directors of the Company may amend, suspend or terminate the RRP or any portion thereof at any time, subject to New York State Banking Board and FDIC Regulations, provided, however, that no such amendment, suspension or termination shall impair the rights of any participant, without his consent, in any award theretofore made pursuant to the RRP.

Awards Under the RRP

         The following table presents information at May 4, 1999 with respect to the number of RRP Shares which are currently intended to be granted under the RRP, subject to stockholder ratification of the RRP, to (i) the Named Officers,
(ii) all executive officers of the Company and the Bank as a group, (iii) directors who are not executive officers of the Company or the Bank as a group, and (iv) all non-executive officer employees of the Company or the Bank as a group.



                                       1999 RECOGNITION AND RETENTION PLAN
-------------------------------------------------------------------------------------------------------------------
                           Name and Position                            Dollar value(1) Shares of Restricted Stock
-------------------------------------------------------------------------------------------------------------------
Harry L. Robinson, President and Chief Executive Officer................      $  984,375          90,000
Richard A. Ahl, Executive Vice President                                         492,188          45,000
   Chief Financial Officer and Secretary ...............................
Executive Officer Group (3 persons).....................................       1,722,656         157,500
Non-Executive Director Group, including Director Emeriti (11 persons)...       1,251,491         114,422
Non-Executive Officer and Employee Group (27 persons)...................         830,156          75,900

(1)      Assumes an aggregate market value of the RRP Shares based on the closing price of the Common Stock of $10.9375 as indicated on the Nasdaq National Market System on May 4, 1999.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE ADOPTION OF THE 1999 RECOGNITION AND RETENTION PLAN.

                      NOTICE OF BUSINESS TO BE CONDUCTED AT
                                 ANNUAL MEETING

     The Bylaws of the Company provide an advance notice procedure for a stockholder to properly bring business before an annual meeting or to nominate any person for election to the Board of Directors. The stockholder must be a stockholder of record and have given timely notice thereof in writing to the Corporate Secretary of the Company. To be timely, a stockholder's notice must be delivered to or received by the Corporate Secretary not later than the following dates: (i) with respect to an annual meeting of stockholders, 90 days in advance of the anniversary of the previous year's annual meeting if the current year's meeting is to be held within 30 days prior to, on the anniversary date of, or after the anniversary of the previous year's annual meeting; and (ii) with respect to an annual meeting of stockholders held at a time other than within the time periods set forth in the immediately preceding clause (i), or with respect to a special meeting of stockholders for the election of directors, the close of business on the 10th day following the date on which notice of such meeting is first given to stockholders. Notice shall be deemed to first be given to stockholders when disclosure of such date of the meeting of stockholders is first made in a press release reported to the Dow Jones New Services, Associated Press or comparable national news service, or in a document publicly filed by the Company with the SEC pursuant to Section 13, 14 or 15(d) of the Exchange Act. A stockholder's notice to the Corporate Secretary shall set forth such information as required by the Bylaws of the Company. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy card relating to an annual meeting any stockholder proposal or nomination which does not meet all of the requirements for including established by the SEC in effect at the time such proposal or nomination is received.


                              STOCKHOLDER PROPOSALS

     In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive office at 75 Remsen Street, Cohoes, New York 12047 at a reasonable time before the Company makes its proxy solicitation in connection with such meeting.


                                  OTHER MATTERS

     The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matter should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

     The cost of  solicitation  of  proxies  will be borne by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. The Company has retained Regan and Associates to assist in the solicitation of proxies for a fee not to exceed $5,750 plus out-of-pocket expenses, not to exceed $3,000. In addition, directors, officers and regular employees of the Company and/or the Bank may solicit proxies personally or by telegraph or telephone without additional compensation.


May 14, 1999

                                                                       EXHIBIT A

                              COHOES BANCORP, INC.

                      1999 Stock Option and Incentive Plan


     1. Plan Purpose. The purpose of the Plan is to promote the long-term interests of the Corporation and its stockholders by providing a means for attracting and retaining directors, advisory directors and employees of the Corporation and its Affiliates.

     2. Definitions. The following definitions are applicable to the Plan:

          "Affiliate"   --  means  any  "parent   corporation"   or  "subsidiary
     corporation" of the Corporation, as such terms are defined in Section 424(e) and (f), respectively, of the Code.

          "Award" -- means the grant by the Committee of an Incentive Stock Option, a Non-Qualified Stock Option or any combination thereof, as provided in the Plan.

          "Award Agreement" -- means the agreement evidencing the grant of an Award made under the Plan.

          "Board" -- means the board of directors of the Corporation.

          "Cause" -- means Termination of Service by reason of personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties or gross negligence.

          "Code" -- means the Internal Revenue Code of 1986, as amended.

          "Committee" -- means the Committee referred to in Section 3 hereof.

          "Corporation" -- means Cohoes Bancorp, Inc., a federally-chartered corporation, and any successor thereto.

          "Financial Institution" - means Cohoes Savings Bank or any successor entity.

          "Incentive Stock Option" -- means an option to purchase Shares granted by the Committee which is intended to qualify as an incentive stock option under Section 422(b) of the Code. Unless otherwise set forth in the Award Agreement, any Option which does not qualify as an Incentive Stock Option for any reason shall be deemed ab initio to be a Non-Qualified Stock Option.

          "Market Value" -- means the average of the high and low quoted sales price on the date in question (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) of a Share on the Composite Tape for New York Stock Exchange-Listed Stocks, or, if on such date the Shares are not quoted on the Composite Tape, on the New York Stock Exchange, or if the Shares are not listed or admitted to trading on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 (the "Exchange Act") on which the Shares are listed or admitted to trading, or, if the Shares are not listed or admitted to trading on any such exchange, the mean between the closing high bid and low asked quotations with respect to a Share on such date on the Nasdaq Stock Market, or any similar system then in use, or, if no such quotations are available, the fair market value on such date of a Share as the Committee shall determine.

          "Non-Qualified Stock Option" -- means an option to purchase Shares granted by the Committee which does not qualify, for any reason, as an Incentive Stock Option.

          "Option" -- means an Incentive Stock Option or a Non-Qualified Stock Option.

          "Participant" -- means any director, advisory director or employee of the Corporation or any Affiliate who is selected by the Committee to receive an Award.

          "Plan" -- means this Cohoes Bancorp, Inc. 1999 Stock Option and Incentive Plan.

          "Related" -- means (i) in the case of a Right, a Right which is granted in connection with, and to the extent exercisable, in whole or in part, in lieu of, an Option or another Right and (ii) in the case of an Option, an Option with respect to which and to the extent a Right is exercisable, in whole or in part, in lieu thereof.

          "Shares" -- means the shares of common stock of the Corporation.

          "Termination of Service" -- means cessation of service, for any reason, whether voluntary or involuntary, so that the affected individual is not either (i) an employee of the Corporation or any Affiliate for purposes of an Incentive Stock Option, or (ii) a director, advisory director or employee of the Corporation or any Affiliate for purposes of any other Award.

     3. Administration. The Plan shall be administered by a Committee consisting of two or more members of the Board, each of whom (i) shall be an "outside director," as defined under Section 162(m) of the Code and the Treasury regulations thereunder, and (ii) shall be a "non-employee director," as defined under Rule 16(b) of the Securities Exchange Act of 1934 or any similar or successor provision. The members of the Committee shall be appointed by the Board. Except as limited by the express provisions of the Plan or by resolutions adopted by the Board, the Committee shall have sole and complete authority and discretion to (i) select Participants and grant Awards; (ii) determine the number of Shares to be subject to types of Awards generally, as well as to individual Awards granted under the Plan; (iii) determine the terms and conditions upon which Awards shall be granted under the Plan; (iv) prescribe the form and terms of Award Agreements; (v) establish from time to time regulations for the administration of the Plan; and (vi) interpret the Plan and make all determinations deemed necessary or advisable for the administration of the Plan.

     A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be acts of the Committee.

     4. Shares Subject to Plan.

          (a) Subject to adjustment by the operation of Section 6, the maximum number of Shares with respect to which Awards may be made under the Plan is 10% of the total Shares sold in the Financial Institution's conversion to the capital stock form. As long as the Plan is subject to the applicable requirements of government regulations, no Participant shall receive Awards under the Plan that represent in the aggregate more than 25% of the Shares with respect to which Awards may be made under the Plan, and directors who are not employees of the Corporation or any Affiliate shall not receive Awards that represent, for any one such director, more than 5%, or, for all such directors in the aggregate, more than 30% of the Shares with respect to which Awards may be made under the Plan. The Shares with respect to which Awards may be made under the Plan may be either authorized and unissued Shares or previously issued Shares reacquired and held as treasury Shares. Shares which are subject to Related Rights and Related Options shall be counted only once in determining whether the maximum number of Shares with respect to which Awards may be granted under the Plan has been exceeded. An Award shall not be considered to have been made under the Plan with respect to any Option or Right which terminates, and new Awards may be granted under the Plan with respect to the number of Shares as to which such termination has occurred.

          (b) During any calendar year, no Participant may be granted Awards under the Plan with respect to more than 4,767,612 Shares, subject to adjustment as provided in Section 6.

     5. Awards.

          (a) Options. The Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan and the requirements of applicable law and government regulations as the Committee shall determine, including the granting of Options in tandem with other Awards under the Plan:

               (i) Exercise Price. The exercise price per Share for an Option shall be determined by the Committee; provided, however, that such exercise price shall not be less than 100% of the Market Value of a Share on the date of grant of such Option.

               (ii) Option Term. The term of each Option shall be fixed by the Committee, but shall be no greater than 10 years in the case of an Incentive Stock Option or 15 years in the case of a Non-Qualified Stock Option.

               (iii) Time and Method of Exercise. Except as provided in subsection (b) below, the Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, other Awards or any combination thereof, having a fair market value on the exercise date equal to the relevant exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

               (iv) Incentive Stock Options. Incentive Stock Options may be granted by the Committee only to employees of the Corporation or its Affiliates.

               (v) Termination of Service. Unless otherwise determined by the Committee and set forth in the Award Agreement evidencing the grant of the Option, upon Termination of Service of the Participant for any reason other than for Cause, all Options then currently exercisable shall remain exercisable for the lesser of (A) three years following such Termination of Service or (B) until the expiration of the Option by its terms. Upon Termination of Service for Cause, all Options not previously exercised shall immediately be forfeited.

          (b) Additional Terms of Awards. As long as the Plan is subject to the requirements of the government regulations, every Award granted pursuant to this Plan shall vest, beginning not earlier than the one-year anniversary of the grant date, in annual installments of not more than 20%, and such vesting shall not be accelerated except in the event of death or disability.

     6. Adjustments Upon Changes in Capitalization. In the event of any change in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or Shares of the Corporation, the maximum aggregate number and class of shares and exercise price of the Award, if any, as to which Awards may be granted under the Plan and the number and class of shares and exercise price of the Award, if any, with respect to which Awards have been granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Except as otherwise provided herein, any Award which is adjusted as a result of this Section 6 shall be subject to the same terms and conditions as the original Award.

     7. Effect of Merger on Options. In the case of any merger, consolidation or combination of the Corporation (other than a merger, consolidation or combination in which the Corporation is the continuing corporation and which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof), any Participant to whom an Option has been granted shall have the additional right (subject to the provisions of the Plan and any limitation applicable to such Option), thereafter and during the term of each such Option, to receive upon exercise of any such Option an amount equal to the excess of the fair market value on the date of such exercise of the securities, cash or other property, or combination thereof, receivable upon such merger, consolidation or combination in respect of a Share over the exercise price of such Option, multiplied by the number of Shares with respect to which such Option shall have been exercised. Such amount may be payable fully in cash, fully in one or more of the kind or kinds of property payable in such merger, consolidation or combination, or partly in cash and partly in one or more of such kind or kinds of property, all in the discretion of the Committee.

     8. Assignments and Transfers. No Incentive Stock Option granted under the Plan shall be transferable other than by will or the laws of descent and distribution. Any other Award shall be transferable by will, the laws of descent and distribution, a "domestic relations order," as defined in Section 414(p)(1)(B) of the Code, or a gift to any member of the Participant's immediate family or to a trust for the benefit of one or more of such immediate family members. During the lifetime of an Award recipient, an Award shall be exercisable only by the Award recipient unless it has been transferred as permitted hereby, in which case it shall be exercisable only by such transferee. For the purpose of this Section 8, a Participant's "immediate family" shall mean the Participant's spouse, children and grandchildren.

     9. Employee Rights Under the Plan. No person shall have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant, and no employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Corporation or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any employee any right to be retained in the employ of the Corporation or any Affiliate.

     10. Delivery and Registration of Stock. The Corporation's obligation to deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933 or any other federal, state or local securities legislation. It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under such Securities Act or other securities legislation. The Corporation shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed and (ii) the completion of such registration or other qualification of such Shares under any state or federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.

     11. Withholding Tax. Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option pursuant to the Plan, the Corporation shall have the right to require the Participant or such other person to pay the Corporation the amount of any taxes which the Corporation is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or sell without notice, a number of such Shares sufficient to cover the amount required to be withheld. All withholding decisions pursuant to this Section 11 shall be at the sole discretion of the Committee or the Corporation.

     12. Amendment or Termination.

          (a) Except to the extent prohibited by applicable regulations, the Board may amend, alter, suspend, discontinue, or terminate the Plan without the consent of shareholders or Participants, except that any such action will be subject to the approval of the Corporation's shareholders if, when and to the extent such shareholder approval is necessary or required for purposes of any applicable federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, or if the Board, in its discretion, determines to seek such shareholder approval.

          (b) Except to the extent prohibited by applicable regulations, the Committee may waive any conditions of or rights of the Corporation or modify or amend the terms of any outstanding Award. The Committee may not, however, amend, alter, suspend, discontinue or terminate any outstanding Award without the consent of the Participant or holder thereof, except as otherwise provided herein.

     13. Effective Date and Term of Plan. The Plan shall become effective upon the later of its adoption by the Board or its approval by the shareholders of the Corporation. It shall continue in effect for a term of fifteen years thereafter unless sooner terminated under Section 12 hereof.

                                                                       EXHIBIT B
                              COHOES BANCORP, INC.

                       1999 Recognition and Retention Plan


     1. Plan Purpose. The purpose of the Plan is to promote the long-term interests of the Corporation and its stockholders by providing a means for attracting and retaining directors, advisory directors and employees of the Corporation and its Affiliates.

     2. Definitions. The following definitions are applicable to the Plan:

          "Affiliate"   --  means  any  "parent   corporation"   or  "subsidiary
     corporation" of the Corporation, as such terms are defined in Section 424(e) and (f), respectively, of the Code.

          "Award" -- means the grant by the Committee of Restricted Stock, as provided in the Plan.

          "Award Agreement" -- means the agreement evidencing the grant of an Award made under the Plan.

          "Board" -- means the board of directors of the Corporation.

          "Code" -- means the Internal Revenue Code of 1986, as amended.

          "Committee" -- means the Committee referred to in Section 3 hereof.

          "Corporation" -- means Cohoes Bancorp, Inc., a federally-chartered corporation, and any successor thereto.

          "Financial Institution" - means Cohoes Savings Bank or any successor entity.

          "Participant" -- means any director, advisory director or employee of the Corporation or any Affiliate who is selected by the Committee to receive an Award.

          "Plan" -- means this Cohoes Bancorp, Inc. 1999 Recognition and Retention Plan.

          "Restricted Period" -- means the period of time selected by the Committee for the purpose of determining when restrictions are in effect under Section 5 hereof with respect to Restricted Stock awarded under the Plan.

          "Restricted Stock" -- means Shares awarded to a Participant by the Committee pursuant to Section 5 hereof.

          "Shares" -- means the shares of common stock of the Corporation.

          "Termination of Service" -- means cessation of service, for any reason, whether voluntary or involuntary, so that the affected individual is not a director, advisory director or employee of the Corporation or any Affiliate. Service shall not be considered to have ceased in the case of sick leave, military leave or any other leave of absence approved by the Corporation or any Affiliate or in the case of transfers between payroll locations of the Corporation or between the Corporation, its subsidiaries or its successor.


     3. Administration. The Plan shall be administered by a Committee consisting of two or more members of the Board, each of whom (i) shall be an "outside director," as defined under Section 162(m) of the Code and the Treasury regulations thereunder, and (ii) shall be a "non-employee director," as defined under Rule 16(b) of the Securities Exchange Act of 1934 or any similar or successor provision. The members of the Committee shall be appointed by the Board. Except as limited by the express provisions of the Plan or by resolutions adopted by the Board, the Committee shall have sole and complete authority and discretion to (i) select Participants and grant Awards; (ii) determine the number of Shares to be subject to types of Awards generally, as well as to individual Awards granted under the Plan; (iii) determine the terms and conditions upon which Awards shall be granted under the Plan; (iv) prescribe the form and terms of Award Agreements; (v) establish from time to time regulations for the administration of the Plan; and (vi) interpret the Plan and make all determinations deemed necessary or advisable for the administration of the Plan.

     A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be acts of the Committee.

     4.  Shares  Subject to Plan.  Subject to  adjustment  by the  operation  of
Section 6, the maximum number of Shares with respect to which Awards may be made under the Plan is 4% of the total Shares sold in the Financial Institution's conversion to the capital stock form. The Shares with respect to which Awards may be made under the Plan may be either authorized and unissued Shares or previously issued Shares reacquired and held as treasury Shares. An Award shall not be considered to have been made under the Plan with respect to Restricted Stock which is forfeited, and new Awards may be granted under the Plan with respect to the number of Shares as to which such forfeiture has occurred.

     5. Terms and Conditions of Restricted Stock. The Committee is hereby authorized to grant Awards of Restricted Stock to Participants with the following terms and conditions and with such additional terms and conditions as the Committee shall determine:

          (a) At the time of an Award of Restricted Stock, the Committee shall establish for each Participant a Restricted Period, during which or at the expiration of which, as the Committee shall determine and provide in the Award Agreement, the Shares awarded as Restricted Stock shall no longer be subject to restriction. Subject to any such other terms and conditions as the Committee shall provide, Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, except as hereinafter provided, during the Restricted Period. As long as the Plan is subject to the requirements of applicable government regulations, Shares of Restricted Stock subject to restriction on the record date for determining shareholders entitled to vote on any matter shall be voted by the Board. Except for such restrictions, and subject to paragraphs (c) and (e) of this
     Section 5 and Section 6 hereof, the Participant as owner of such shares shall have all the rights of a stockholder.

          No director who is not an employee of the Corporation shall be granted Awards with respect to more than 5% of the total Shares subject to the Plan. All non-employee directors of the Corporation, in the aggregate, may not be granted Awards with respect to more than 30% of the total Shares subject to the Plan, and no individual shall be granted Awards with respect to more than 25% of the total Shares subject to the Plan. No Awards shall begin vesting earlier than one year from the date of grant, no Awards shall vest at a rate in excess of 20% per year beginning from the date of grant, and such vesting shall not be accelerated except in the event of death or disability. In the event that applicable government regulations are amended (the "Amended Regulations") to permit shorter vesting periods, any Award made pursuant to this Plan, which Award is subject to the requirements of such Amended Regulations, may vest, at the sole discretion of the Committee, in accordance with such Amended Regulations.

          Subject to compliance with applicable regulations, the Committee shall have the authority, in its discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect thereto, or to remove any or all of such restrictions, whenever it may determine that such action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the commencement of such Restricted Period.

          (b) If a Participant incurs a Termination of Service for any reason (other than death or disability), all Shares of Restricted Stock awarded to such Participant and which at the time of such Termination of Service are subject to the restrictions imposed pursuant to paragraph (a) of this
     Section 5 shall upon such Termination of Service be forfeited and returned to the Corporation. If a Participant incurs a Termination of Service by reason of death or disability, the Restricted Period with respect to the Participant's Restricted Stock then still subject to restrictions shall thereupon lapse.

          (c) Each certificate in respect of Shares of Restricted Stock awarded under the Plan shall be registered in the name of the Participant and deposited by the Participant, together with a stock power endorsed in blank, with the Corporation and shall bear the following (or a similar) legend:

               The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the Cohoes Bancorp, Inc. 1999 Recognition and Retention Plan. Copies of such Plan are on file in the office of the Secretary of Cohoes Bancorp, Inc.,75 Remsen Street, Cohoes, New York 12047.

          (d) At the time of any Award, the Participant shall enter into an Award Agreement with the Corporation in a form specified by the Committee, agreeing to the terms and conditions of the Award and such other matters as the Committee, in its sole discretion, shall determine.

          (e) At the time of an Award of Shares of Restricted Stock, the Award Agreement shall provide that the payment to the Participant of dividends declared or paid on such Shares by the Corporation shall be deferred until the lapse of the Restricted Period, and such dividends shall be held by the Corporation for the account of the Participant until such time. There shall be credited at the end of each year (or portion thereof) interest on the balance of the bookkeeping account at the beginning of such year at such rate per annum as the Committee, in its discretion, may determine. Payment of the deferred dividends, together with interest accrued thereon, shall be made upon the lapse of the Restricted Period.

          (f) Upon the lapse of the Restricted Period, the Corporation shall redeliver to the Participant (or where the relevant provision of paragraph
     (b) of this Section 5 applies in the case of a deceased Participant, to his legal representative, beneficiary or heir) the certificate(s) and stock power deposited with it pursuant to paragraph (c) of this Section 5, and the Shares represented by such certificate(s) shall be free of the restrictions imposed pursuant to paragraph (a) of this Section 5.

     6. Adjustments Upon Changes in Capitalization. In the event of any change in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or Shares of the Corporation, the maximum aggregate number and class of shares as to which Awards may be granted under the Plan and the number and class of shares with respect to which Awards have been granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Any Award which is adjusted as a result of this Section 6 shall be subject to the same restrictions as the original Award, and the certificate[s] or other instruments representing or evidencing such Restricted Stock shall be legended and deposited with the Corporation in the manner provided in Section 5(c) hereof.

     7. Assignments and Transfers. During the restriction period, no Award nor any right or interest of a Participant in any instrument evidencing an Award may be assigned, encumbered or transferred other than by will, the laws of descent and distribution or pursuant to a "domestic relations order," as defined in
Section 414(p)(1)(B) of the Code.

     8. Employee Rights Under the Plan. No person shall have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant, and no employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Corporation or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any employee any right to be retained in the employ of the Corporation or any Affiliate.

     9. Delivery and Registration of Stock. The Corporation's obligation to deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933 or any other federal, state or local securities legislation. It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under such Securities Act or other securities legislation. The Corporation shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed and (ii) the completion of such registration or other qualification of such Shares under any state or federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.

     10. Withholding Tax. Upon the termination of the restriction period with respect to any Shares of Restricted Stock (or at any such earlier time, if any, that an election is made by the Participant under Section 83(b) of the Code, or any successor provision thereto, to include the value of such Shares in taxable income), the Corporation shall have the right to require the Participant or other person receiving such Shares to pay the Corporation the amount of any taxes which the Corporation is required to withhold with respect to such Shares, or, in lieu thereof, to retain or sell without notice, a sufficient number of Shares held by it to cover the amount required to be withheld. The Corporation shall have the right to deduct from all dividends paid with respect to Shares of Restricted Stock the amount of any taxes which the Corporation is required to withhold with respect to such dividend payments.

     11. Amendment or Termination.

          (a) Except to the extent prohibited by applicable regulations, the Board may amend, alter, suspend, discontinue, or terminate the Plan without the consent of shareholders or Participants, except that any such action will be subject to the approval of the Corporation's shareholders if, when and to the extent such shareholder approval is necessary or required for purposes of any applicable federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, or if the Board, in its discretion, determines to seek such shareholder approval.

          (b) Except to the extent prohibited by applicable regulations, the Committee may waive any conditions of or rights of the Corporation or modify or amend the terms of any outstanding Award. The Committee may not, however, amend, alter, suspend, discontinue or terminate any outstanding Award without the consent of the Participant or holder thereof, except as otherwise provided herein.

     12. Effective Date and Term of Plan. The Plan shall become effective upon the later of its adoption by the Board or its approval by the shareholders of the Corporation. It shall continue in effect for a term of fifteen years thereafter unless sooner terminated under Section 11 hereof.